SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017

Revenue:
Minimum rent (see components on page 4)	$123,822	$122,942	$368,948	$389,491
Overage rent	1,822	1,687	5,251	5,818
Tenant reimbursements	49,105	50,239	145,343	159,150
Other income (see components on page 4)	5,167	4,452	19,442	16,426
Total revenues	179,916	179,320	538,984	570,885

Expenses:
Property operating	(37,885)	(37,098)	(110,196)	(109,506)
Real estate taxes	(22,145)	(20,401)	(65,280)	(69,661)
Advertising and promotion	(1,875)	(2,112)	(5,886)	(6,539)
Total recoverable expenses	(61,905)	(59,611)	(181,362)	(185,706)
Depreciation and amortization	(71,010)	(65,383)	(196,100)	(199,514)
Provision for credit losses	(497)	(796)	(4,454)	(4,280)
General and administrative	(9,124)	(8,108)	(29,969)	(26,027)
Ground rent	(197)	(237)	(592)	(2,264)
Impairment loss	—	(20,892)	—	(29,401)
Total operating expenses	(142,733)	(155,027)	(412,477)	(447,192)

Operating Income	37,183	24,293	126,507	123,693

Interest expense, net	(36,582)	(34,344)	(105,627)	(98,113)
Gain on extinguishment of debt, net	—	—	—	21,221
Income and other taxes	227	(448)	(859)	(2,996)
Loss from unconsolidated entities, net	(577)	(165)	(310)	(781)
Gain on disposition of interests in properties, net	3,864	—	20,108	125,436

Net income (loss)	4,115	(10,664)	39,819	168,460
Net income (loss) attributable to noncontrolling interests	144	(2,269)	4,730	25,070
Net income (loss) attributable to the Company	3,971	(8,395)	35,089	143,390
Less: Preferred share dividends	(3,508)	(3,508)	(10,524)	(10,524)
Net income (loss) attributable to common shareholders	$463	$(11,903)	$24,565	$132,866

Earnings (loss) per common share, basic and diluted	$0.00	$(0.06)	$0.13	$0.71

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	September 30,	December 31,
	2018	2017
Assets:
Investment properties at cost	$5,892,708	$5,761,714
Construction in progress	52,544	46,046
	5,945,252	5,807,760
Less: accumulated depreciation	2,265,857	2,139,620
	3,679,395	3,668,140

Cash and cash equivalents	73,107	52,019
Tenant receivables and accrued revenue, net (see components on page 3)	78,265	90,314
Investment in and advances to unconsolidated entities, at equity	446,301	451,839
Deferred costs and other assets (see components on page 3)	197,870	189,095
Total assets	$4,474,938	$4,451,407

Liabilities:
Mortgage notes payable	$1,090,680	$1,157,082
Notes payable	981,858	979,372
Unsecured term loans	685,226	606,695
Revolving credit facility	315,717	154,460
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	233,493	264,998
Distributions payable	2,992	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,325,387	3,181,020

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,245,943	1,240,483
Accumulated deficit	(464,971)	(350,594)
Accumulated other comprehensive income	14,484	6,920
Total stockholders' equity	998,051	1,099,404
Noncontrolling interests	148,235	167,718
Total equity	1,146,286	1,267,122
Total liabilities, redeemable noncontrolling interests and equity	$4,474,938	$4,451,407

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	September 30,	December 31,
	2018	2017

Tenant receivables and accrued revenue, net:
Straight-line receivable	$38,463	$35,591
Tenant receivable	8,648	12,875
Allowance for doubtful accounts, net	(8,176)	(6,892)
Unbilled receivables and other	39,330	48,740
Total	$78,265	$90,314

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$76,469	$79,079
In place lease intangibles, net	41,640	46,627
Acquired above market lease intangibles, net	20,405	24,254
Mortgage and other escrow deposits	24,739	18,182
Prepaids, notes receivable and other assets, net	34,617	20,953
Total	$197,870	$189,095

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$142,635	$158,450
Below market lease intangibles, net	69,223	77,871
Deferred revenues and deposits	21,635	28,677
Total	$233,493	$264,998

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017

Components of Minimum Rents:
Base rent	$114,852	$117,289	$346,204	$369,311
Mark-to-market adjustment	3,852	1,283	7,977	6,345
Straight-line rents	1,131	168	3,154	999
Temporary tenant rents	3,987	4,202	11,613	12,836
Total Minimum Rents	$123,822	$122,942	$368,948	$389,491

Components of Other Income:
Sponsorship and other ancillary property income	$1,865	$1,360	$5,568	$5,436
Fee income	2,562	2,247	7,044	5,770
Lease termination income	197	397	2,221	3,177
Other	543	448	4,609	2,043
Total Other Income	$5,167	$4,452	$19,442	$16,426

Components of Corporate Overhead:
General & administrative	$9,124	$8,108	$29,969	$26,027
Third party management fees & internal corporate overhead allocated to operating expense	5,232	4,885	15,834	15,366
Total Corporate Overhead	$14,356	$12,993	$45,803	$41,393

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Funds from Operations ("FFO"):
Net income (loss)	$4,115	$(10,664)	$39,819	$168,460
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(10,704)	(10,704)
Real estate depreciation and amortization, including joint venture impact	81,525	74,838	225,079	224,438
Impairment loss on depreciable real estate, and (gain) on disposition of interests in properties, net	—	20,892	(1,755)	(96,035)
FFO	$82,072	$81,498	$252,439	$286,159

Adjusted Funds from Operations:
FFO	$82,072	$81,498	$252,439	$286,159
Gain on extinguishment of debt, net	—	—	—	(21,221)
Adjusted FFO	$82,072	$81,498	$252,439	$264,938

Weighted average common shares outstanding - diluted	223,993	222,310	223,796	222,112

FFO per diluted share	$0.37	$0.37	$1.13	$1.29
Total adjustments	$—	$—	$—	$(0.10)
Adjusted FFO per diluted share	$0.37	$0.37	$1.13	$1.19

Non-cash items included in FFO:
Non-cash stock compensation expense	$2,049	$1,520	$6,310	$4,815
Straight-line adjustment as an increase to minimum rents (1)	$1,520	$465	$4,132	$2,261
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$555	$433	$1,677	$1,315
Fair value of debt amortized as a decrease to interest expense (1)	$1,007	$1,267	$3,019	$3,876
Loan fee amortization and bond discount (1)	$1,804	$2,582	$6,646	$5,194
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$4,667	$2,702	$10,526	$9,665
Non-real estate depreciation (1)	$2,447	$2,516	$7,419	$7,158
Hedge ineffectiveness as an increase (decrease) to interest expense (2)	$—	$52	$—	$(76)

(1) Includes the pro-rata share of the joint venture properties.
(2) On January 1, 2018, the Company adopted accounting policy ASU 2017-12 that eliminates the requirement to separately measure and record hedge ineffectiveness.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2018	2017	Variance $		2018	2017	Variance $

Reconciliation of Comp NOI to Operating Income:
Operating income	$37,183	$24,293	$12,890		$126,507	$123,693	$2,814

Depreciation and amortization	71,010	65,383	5,627		196,100	199,514	(3,414)
General and administrative	9,124	8,108	1,016		29,969	26,027	3,942
Impairment loss	—	20,892	(20,892)		—	29,401	(29,401)
Fee income	(2,562)	(2,247)	(315)		(7,044)	(5,770)	(1,274)
Management fee allocation	21	54	(33)		5	567	(562)
Pro-rata share of unconsolidated joint ventures in comp NOI	18,791	17,000	1,791		54,216	39,272	14,944
Property allocated corporate expense	3,577	3,407	170		10,758	9,816	942
Non-comparable properties and other (1)	(1,246)	524	(1,770)		(4,106)	(507)	(3,599)
NOI from sold properties	70	(2,160)	2,230		64	(7,894)	7,958
Termination income	(197)	(397)	200		(2,221)	(3,177)	956
Straight-line rents	(1,131)	(168)	(963)		(3,154)	(999)	(2,155)
Ground lease adjustments for straight-line and fair market value	13	20	(7)		38	50	(12)
Fair market value and inducement adjustments to base rents	(3,847)	(1,273)	(2,574)		(7,962)	(6,319)	(1,643)
Less: noncore properties (2)	(2,902)	(3,627)	725		(9,994)	(11,960)	1,966

Comparable NOI - core portfolio	$127,904	$129,809	$(1,905)		$383,176	$391,714	$(8,538)
Comparable NOI percentage change - core portfolio			-1.5%				-2.2%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.

(2) NOI from the three noncore properties held in each period presented.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2018	2017	Variance $	Variance %	2018	2017	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$132,397	$132,893	$(496)	-0.4%	$398,859	$399,231	$(372)	-0.1%
Overage rent	2,272	2,006	266	13.3%	6,377	6,427	(50)	-0.8%
Tenant reimbursements	55,566	55,130	436	0.8%	162,840	167,760	(4,920)	-2.9%
Other	2,245	1,978	267	13.5%	7,672	6,598	1,074	16.3%
Total revenue	192,480	192,007	473	0.2%	575,748	580,016	(4,268)	-0.7%

Expenses:
Recoverable expenses - operating	(38,226)	(36,814)	(1,412)	-3.8%	(111,387)	(106,921)	(4,466)	-4.2%
Recoverable expenses - real estate taxes	(24,724)	(23,139)	(1,585)	-6.8%	(72,998)	(73,388)	390	0.5%
Provision for credit losses	(417)	(988)	571	57.8%	(4,567)	(4,511)	(56)	-1.2%
Ground rent	(1,209)	(1,257)	48	3.8%	(3,620)	(3,482)	(138)	-4.0%
Total operating expenses	(64,576)	(62,198)	(2,378)	-3.8%	(192,572)	(188,302)	(4,270)	-2.3%

Comp NOI - Excluding noncore properties	$127,904	$129,809	$(1,905)	-1.5%	$383,176	$391,714	$(8,538)	-2.2%

Comp NOI - Core enclosed retail properties	$93,403	$95,888	$(2,485)	-2.6%	$284,026	$293,378	$(9,352)	-3.2%
Comp NOI - Open air properties	$34,501	$33,921	$580	1.7%	$99,150	$98,336	$814	0.8%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 9/30/2018	Total Debt, Including WPG Share of Unconsolidated Entities as of 9/30/2018	Total Debt as of 12/31/2017	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2017	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities:
Mortgage debt
Fixed	$1,022,385	$1,022,385	$1,000,936	$1,000,936	2018	$8,338	7.0%			$8,338	7.0%
Variable	65,000	65,000	151,500	151,500	2019	142,802	9.0%			142,802	9.0%
Debt issuance costs	(3,072)	(3,072)	(3,692)	(3,692)	2020	107,373	5.9%	$250,000	3.9%	357,373	4.5%
Fair value debt adjustments	6,367	6,367	8,338	8,338	2021	369,564	4.7%	—		369,564	4.7%
Total mortgage debt	1,090,680	1,090,680	1,157,082	1,157,082	2022	132,945	4.4%	670,000	3.8%	802,945	3.9%
					2023	62,897	4.7%	340,000	3.5%	402,897	3.7%
Unsecured debt					2024	344,564	4.7%	750,000	6.0%	1,094,564	5.6%
Credit facility	320,000	320,000	155,000	155,000	2025	343,587	3.7%	—		343,587	3.7%
Term loans	690,000	690,000	610,000	610,000	2026	12,634	4.3%	—		12,634	4.3%
Bonds payable	1,000,000	1,000,000	1,000,000	1,000,000	2027	194,766	4.3%	—		194,766	4.3%
Debt issuance costs & discounts	(27,199)	(27,199)	(24,473)	(24,473)	2028	—	0.0%	—		—	0.0%
Total unsecured debt	1,982,801	1,982,801	1,740,527	1,740,527	Thereafter	2,003	4.7%	—		2,003	4.7%
					Fair value,debt issuance cost, and debt discount adjustments	6,433		(27,199)		(20,766)
Total consolidated debt	$3,073,481	$3,073,481	$2,897,609	$2,897,609	Total debt	$1,727,906	4.9%	$1,982,801	4.6%	$3,710,707	4.7%

Unconsolidated debt:					(1) Includes extension options
Mortgage loans payable	$1,289,133	$634,088	$1,294,639	$636,379
Debt issuance costs	(5,177)	(2,584)	(5,771)	(2,871)	Total consolidated debt:
Fair value debt adjustments	11,219	5,722	13,275	6,770	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Total unconsolidated debt	$1,295,175	$637,226	$1,302,143	$640,278

Total debt:	$4,368,656	$3,710,707	$4,199,752	$3,537,887

	% of Total Debt as of 9/30/18	Our Share of Total Debt as of 9/30/18	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2018	$8,338	7.0%			$8,338	7.0%
					2019	142,802	9.0%			142,802	9.0%
					2020	82,240	5.7%	$250,000	3.9%	332,240	4.3%
Consolidated debt:					2021	320,258	4.5%	—		320,258	4.5%
Fixed	85%	$2,597,538	5.1%	4.2	2022	132,945	4.4%	670,000	3.8%	802,945	3.9%
Variable	15%	475,943	3.7%	3.8	2023	56,238	4.7%	340,000	3.5%	396,238	3.7%
Total Consolidated	100%	$3,073,481	4.8%	4.1	2024	344,564	4.7%	750,000	6.0%	1,094,564	5.6%
					2025	—		—		—
Unconsolidated debt:					2026	—		—		—
Fixed	99%	$630,567	4.1%	6.7	2027	—		—		—
Variable	1%	6,659	4.8%	4.3	2028	—		—		—
Total Unconsolidated	100%	$637,226	4.2%	6.7	Thereafter	—		—		—
					Fair value,debt issuance cost, and debt discount adjustments	3,295		(27,199)		(23,904)
Total debt:					Total debt	$1,090,680	5.3%	$1,982,801	4.6%	$3,073,481	4.8%
Fixed	87%	$3,228,105	4.9%	4.7
Variable	13%	482,602	3.7%	3.8	(1) Includes extension options
Total debt	100%	$3,710,707	4.7%	4.6

SUPPLEMENTAL INFORMATION | 7

EBITDAre AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Calculation of EBITDAre:
Net income (loss)	$4,115	$(10,664)	$39,819	$168,460
Interest expense, net	36,582	34,344	105,627	98,113
Income and other taxes	(227)	448	859	2,996
Depreciation and amortization	71,010	65,383	196,100	199,514
Gain on disposition of interests in properties, net	—	—	(1,755)	(125,436)
Impairment loss	—	20,892	—	29,401
Pro-rata share of unconsolidated entities, net	19,349	17,821	55,044	47,145
EBITDAre (1)	130,829	128,224	395,694	420,193
Gain on debt extinguishment, net	—	—	—	(21,221)
Adjusted EBITDAre	$130,829	$128,224	$395,694	$398,972

	Bond Covenant Requirement (2)	As of September 30, 2018
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	51.5%
Secured indebtedness to Total assets	≤ 40%	18.1%
Consolidated EBITDA / Annual service charge	≥ 1.5x	2.83x
Total unencumbered assets / Total unsecured indebtedness	> 150%	210%

(1) EBITDAre is calculated consistent with the NAREIT definition.
(2) The covenants detailed are from the August 2017 Bond Offering, which represents the Company's most restrictive unsecured debt covenants.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2018 Guidance

Fiscal Year 2018
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.48 to $1.56
FFO per share, as adjusted - diluted - fourth quarter	$0.36 to $0.39

Underlying Assumptions to 2018 Guidance (1):
Comparable NOI growth for core properties- fiscal year 2018 (2) (3)	approximately (2.0)%
General and administrative expenses (including property allocated overhead) (4)	$58-$62 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$13-$15 million
Assumed property sales	None
Assumed joint venture transactions	None
Assumed acquisition	1 (Q218)
Assumed lender transitions (guidance excludes any related gain from debt extinguishment)	1 property (Q418)
Gain from sale of outparcels (primarily relates to Four Corners transactions)	$18.6 million YTD 9/30/2018
Redevelopment spend (3)	$100 to $125 million
Recurring capital expenditures and deferred leasing costs (3)	$70 to $80 million
Distributions per common share and units	$0.25 per diluted share quarterly

(1) Guidance excludes any fourth quarter gains on Four Corners outparcel sales as well as gains from debt extinguishment.
(2) Excludes NOI of approximately $12 to $13 million related to three noncore properties
(3) Includes pro-rata share of joint venture properties
(4) Includes $2 million of Q2 2018 severance cost related primarily to property management restructuring

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of September 30, 2018

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 9/30/18	NOI Growth for 3 Months Ended 9/30/18
		9/30/18	9/30/17	9/30/18	9/30/17	9/30/18	9/30/17

Open Air Properties	51	94.7%	95.3%					27.0%	1.7%

Tier 1 -Enclosed retail properties	41	93.6%	92.6%	$397	$393	12.1%	12.3%	63.0%	-1.4%
Tier 2 -Enclosed retail properties	14	86.8%	87.1%	$287	$293	13.6%	13.9%	10.0%	-9.5%
Core Enclosed Retail Properties Subtotal	55	92.0%	91.3%	$376	$372	12.3%	12.6%	73.0%	-2.6%

Total Core Portfolio	106	93.1%	92.9%					100.0%	-1.5%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1						TIER 2		NONCORE

Arbor Hills		Morgantown Mall				Anderson Mall		Rushmore Mall
Arboretum, The		Northtown Mall				Boynton Beach Mall		Towne West Square
Ashland Town Center		Northwoods Mall				Charlottesville Fashion Square		West Ridge Mall
Bowie Town Center		Oklahoma City Properties				Chautauqua Mall
Brunswick Square		Orange Park Mall				Indian Mound Mall
Clay Terrace		Paddock Mall				Lima Mall
Cottonwood Mall		Pearlridge Center				Lincolnwood Town Center
Dayton Mall		Polaris Fashion Place				Maplewood Mall
Edison Mall		Port Charlotte Town Center				Muncie Mall
Grand Central Mall		Scottsdale Quarter				New Towne Mall
Great Lakes Mall		Southern Hills Mall				Oak Court Mall
Irving Mall		Southern Park Mall				Rolling Oaks Mall
Jefferson Valley Mall		Southgate Mall				Seminole Towne Center
Lindale Mall		The Outlet Collection | Seattle				Sunland Park Mall
Longview Mall		Town Center at Aurora
Malibu Lumber Yard		Town Center Crossing & Plaza
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		Westminster Mall
Melbourne Square		WestShore Plaza
Mesa Mall

(1) Metrics only include properties owned and managed as of September 30, 2018.
The debt yield on the Tier 2 encumbered properties is 11.9% on a trailing twelve NOI.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through September 30, 2018

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Core Enclosed Retail Properties	443	373,685	786,143	1,159,828	$27.58	$31.30	$30.10	6.6	3.5	4.5	$13,696	$3,802	$36.65	$4.84
Open Air Properties	111	206,325	287,634	493,959	$17.19	$17.03	$17.10	7.3	4.7	6.0	$5,277	$1,444	$25.57	$5.02
Subtotal	554	580,010	1,073,777	1,653,787	$23.87	$27.48	$26.17	6.8	3.7	4.8	$18,973	$5,246	$32.71	$4.89

Noncore Properties	7	1,509	15,596	17,105	$19.47	$22.44	$22.17	7.0	2.9	3.5	$10	$—	$6.63	$—

Total	561	581,519	1,089,373	1,670,892	$23.87	$27.40	$26.17	6.8	3.7	4.8	$18,983	$5,246	$32.64	$4.82

	Base Minimum Rent PSF As of September 30,
	2018		2017
Core Enclosed Retail Properties	$27.43		$28.04
Open Air Properties	$13.89		$13.66
Total Core Portfolio	$21.71		$21.75

Note: The leasing results for enclosed properties include stores of 10,000 SF or less, also anchors and office leases are excluded. For open-air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at September 30, 2018. Accordingly, Towne West Square and Rushmore Mall are no longer included in the noncore properties.

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended September 30, 2018

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	239,331	$17.05	$16.19	$0.86	5.3%
Renewal	499,493	$17.73	$17.24	$0.49	2.8%
All Deals	738,824	$17.51	$16.90	$0.61	3.6%

Core Enclosed Retail Properties:

New	220,648	$38.30	$41.95	$(3.65)	-8.7%
Renewal	888,611	$39.81	$44.32	$(4.51)	-10.2%
All Deals	1,109,259	$39.51	$43.85	$(4.34)	-9.9%

Total Core Portfolio:

New	459,979	$27.24	$28.55	$(1.31)	-4.6%
Renewal	1,388,104	$31.86	$34.57	$(2.71)	-7.8%
All Deals	1,848,083	$30.71	$33.07	$(2.36)	-7.1%

Note: The Company's three noncore properties are excluded from these metrics.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of September 30, 2018

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

L Brands, Inc.	Bath & Body Works, La Senza, Pink, Victoria's Secret, White Barn Candle	115	594,758	1.0%	3.0%
Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	138	188,516	0.3%	3.0%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	85	364,908	0.6%	1.9%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft, Maurice's	122	614,913	1.1%	1.7%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, Shi by Journeys, The Hat Shack, Underground by Journeys	106	180,625	0.3%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	42	244,213	0.4%	1.3%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	75	194,486	0.3%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	34	385,689	0.7%	1.2%
The Finish Line, Inc.	Finish Line	36	208,143	0.4%	1.1%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	23	244,511	0.4%	1.0%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

Sears Holding Corporation *	Sears	39	5,405,775	9.3%	0.8%	17
JCPenney Company, Inc.	JCPenney	37	4,741,205	8.2%	1.1%	19
Macy's, Inc.	Macy's	26	4,579,870	7.9%	0.2%	5
Dillard's, Inc.	Dillards	22	3,108,424	5.3%	0.1%	1
Target Corporation	Target, Super Target	11	1,520,830	2.6%	0.0%	1
Kohl's Corporation	Kohl's	13	1,186,302	2.0%	0.9%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	17	1,020,114	1.8%	2.1%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	11	879,058	1.5%	0.3%	7
Wal-Mart Stores, Inc.	Wal-Mart, Sam's Club	5	772,215	1.3%	0.1%	1
Best Buy Co. Inc.	Best Buy	16	708,102	1.2%	1.4%	15

* Seritage Growth Properties owns 11 anchor boxes in the portfolio, 10 of which are included above as they contribute towards operating expense reimbursements.
Note: Tenants include properties owned and managed at September 30, 2018. Accordingly, Rushmore Mall and Towne West Square are excluded.

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of September 30, 2018

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	150	—	301,473	301,473	$—	$39.78	1.9%
2018	90	136,274	140,928	277,202	$3.75	$45.04	1.2%
2019	713	1,124,593	2,129,164	3,253,757	$4.35	$29.28	10.9%
2020	636	2,140,019	1,954,188	4,094,207	$4.45	$28.16	10.5%
2021	551	1,334,546	1,830,777	3,165,323	$6.37	$26.96	9.9%
2022	416	906,691	1,362,136	2,268,827	$5.71	$29.45	7.6%
2023	382	1,198,225	1,315,460	2,513,685	$8.84	$28.87	8.2%
2024	233	484,861	872,214	1,357,075	$7.43	$28.85	4.9%
2025	203	631,454	874,782	1,506,236	$10.20	$28.58	5.3%
2026	193	167,790	1,033,328	1,201,118	$7.82	$28.31	5.1%
2027	179	429,380	849,708	1,279,088	$7.98	$29.37	4.5%
2028 and Thereafter	147	998,672	758,695	1,757,367	$9.86	$26.24	5.0%
Specialty Leasing Agreements w/ terms in excess of 11 months	665	—	1,579,173	1,579,173	$—	$10.42	2.8%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	18	—	39,097	39,097	$—	$17.73	0.1%
2018	16	—	45,443	45,443	$—	$14.78	0.1%
2019	111	102,922	316,257	419,179	$12.23	$20.39	1.4%
2020	191	943,586	568,602	1,512,188	$12.50	$20.99	4.1%
2021	163	1,166,459	468,384	1,634,843	$9.03	$20.04	3.5%
2022	157	905,027	506,443	1,411,470	$9.99	$18.52	3.1%
2023	139	1,080,476	464,330	1,544,806	$10.61	$19.12	3.6%
2024	62	699,390	222,867	922,257	$9.01	$19.24	1.8%
2025	44	238,355	116,485	354,840	$12.01	$23.41	1.0%
2026	46	262,583	158,181	420,764	$13.76	$24.32	1.3%
2027	60	354,118	196,778	550,896	$8.68	$22.33	1.3%
2028 and Thereafter	31	329,709	118,433	448,142	$12.32	$20.43	1.1%
Specialty Leasing Agreements w/ terms in excess of 11 months	4	—	13,087	13,087	$—	$3.71	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Leases include properties owned and managed at September 30, 2018. Accordingly, leases at Rushmore Mall and Towne West Square are excluded.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended September 30, 2018	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2017

New Developments	$598	$—	$598	$426	$618	$1,044
Redevelopments, Renovations, and Expansions	$31,235	$2,654	$33,889	$14,859	$4,813	$19,672
Internal Leasing Costs	$4,287	$359	$4,646	$4,018	$385	$4,403

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$4,826	$1,605	$6,431	$7,400	$1,662	$9,062
Operational capital expenditures	10,882	860	11,742	13,017	757	13,774
Total Property Capital Expenditures	$15,708	$2,465	$18,173	$20,417	$2,419	$22,836

	Nine Months Ended September 30, 2018	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2017

New Developments	$1,102	$—	$1,102	$4,520	$618	$5,138
Redevelopments, Renovations, and Expansions (1)	$79,885	$16,866	$96,751	$51,938	$6,371	$58,309
Internal Leasing Costs	$12,984	$911	$13,895	$12,008	$873	$12,881

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$16,136	$4,455	$20,591	$20,080	$3,517	$23,597
Operational capital expenditures	22,879	1,321	24,200	22,134	1,515	23,649
Total Property Capital Expenditures	$39,015	$5,776	$44,791	$42,214	$5,032	$47,246

(1) The nine months ended September 30, 2018 includes the acquisition, through a sale-leaseback, of four Sears department stores.

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of September 30, 2018
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Cottonwood Mall	Albuquerque	NM	Replace former Macy's store with new retailers to add Homelife Furniture and Mor for Less Furniture and other retail concepts including Hobby Lobby	100%	$20,000 - $22,000		6% - 7%	$14,100		2019

Dayton Mall	Dayton	OH	Replace former hhgregg with Ross Dress for Less and add new The RoomPlace home furnishings store in newly configured in-line space	100%	$8,000 - $10,000		10% - 12%	$1,088		2019

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$464		2019

Great Lakes Mall	Mentor	OH	Replacing former Dillard's store with Round 1 as well as additional dining options such as Outback Steakhouse. In addition, an outparcel building will be redeveloped to add a new Hobby Lobby store.	100%	$14,000 - $16,000		7% - 9%	$8,970		2019

Lincolnwood Town Center	Lincolnwood	IL	Replace former Carsons Pirie Scott with The RoomPlace	100%	$16,000 - $18,000		7% - 8%	$—		2019

Mall at Fairfield Commons, The	Beavercreek	OH	Replace Sears store with The RoomPlace and Round 1	100%	$14,000 - $16,000		9% - 11%	$—		2019

Markland Mall	Kokomo	IN	Replace former Sears and MC Sports stores with ALDI, Gravity, PetSmart, Party City, Ross Dress for Less and other retail, dining, and entertainment uses	100%	$16,000 - $18,000		8% - 9%	$10,782		2018

Northwoods Mall	Peoria	IL	Replace former Macy's store with Round 1, The RoomPlace as well as additional retail, dining and entertainment uses	100%	$18,000 - $19,000		8% - 9%	$11,653		2018

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building; New residential and retail development on middle parcel.	51%	$59,800 - $69,800	(4)	7% - 8%	$46,205	(4)	2018/2019

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the property. The yield includes near-term renewals. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2019.

SUPPLEMENTAL INFORMATION | 16

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of September 30, 2018

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
1	Cottonwood Mall	Albuquerque, NM	Sears	Sears	Aug-18	Sears owns box	Evaluating Options
2	Grand Central Mall	Parkersburg, WV	Sears	Lease	Scheduled close Dec-18	Big box retail	Pro-active termination, Active Planning
3	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
4	Longview Mall	Longview, TX	Sears	Lease		Big Box Retail	Pro-active termination, Active Planning
5	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Scheduled close Dec-18	The RoomPlace / Round1	Pro-active termination, Replacement leases executed
6	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	Retail concepts	Active Planning
7	Mall at Johnson City	Johnson City, TN	Sears	Lease		Big box retail	Active Planning
8	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Retail concepts	Active Planning
9	Mesa Mall	Grand Junction, CO	Sears	Lease	Scheduled close Nov-18	Mixed use	Active Planning
10	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	Retail concepts	Active Planning
11	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Big box retail	Active Planning
12	Morgantown Mall	Morgantown, WV	Sears	Lease	Scheduled close Nov-18	Evaluating options	Evaluating Options
13	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Big box retail	Active Planning
14	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Entertainment/Big box retail	Active Planning
15	Northwoods Mall	Peoria, IL	Sears	Sears		Sears owns box	Active Planning
16	Orange Park Mall	Orange Park, FL	Sears	Sears		Sears owns box	Evaluating Options
17	Pearlridge Center	Aiea, HI	Sears	Lease		Entertainment / Dining	Evaluating Options
18	Polaris Fashion Place	Columbus, OH	Sears	Lease		Mixed use	Pro-active termination, Active Planning
19	Port Charlotte Town Center	Port Charlotte, FL	Sears	Lease		Big box retail	Active Planning
20	Southern Hills Mall	Sioux City, IA	Sears	Lease		Retail concepts	Pro-active termination, Active Planning
21	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
22	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Big box retail	Pro-active termination, Active Planning
23	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Mixed use	Active Planning
24	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning
25	Town Center Aurora	Aurora, CO	Sears	Lease		Mixed use	Pro-active termination, Active Planning
26	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning
27	WestShore Plaza	Tampa, FL	Sears	Lease		Mixed use	Pro-active termination, Active Planning
28	Whitehall Mall	Whitehall, PA	Sears	Lease		Big box and small shop retail	Active Planning

Note that the Company plans to spend between $300M to $350M to redevelop these 28 department store locations over the next three to five years.

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,772	315,583	355,189	12/01/22	4.61%	Fixed	$18,034	$18,034
Arbor Hills	MI	Ann Arbor	51%	87,487	87,487	0	01/01/26	4.27%	Fixed	$24,773	$12,634
Arboretum, The	TX	Austin	51%	195,331	195,331	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	437,381	331,591	105,790	07/06/21	4.90%	Fixed	$37,036	$37,036
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,482	270,184	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,101,881	590,327	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	760,998	289,702	471,296	03/01/24	4.80%	Fixed	$71,500	$71,500
Charlottesville Fashion Square	VA	Charlottesville	100%	578,063	354,359	223,704	04/01/24	4.54%	Fixed	$46,332	$46,332
Chautauqua Mall	NY	Lakewood	100%	432,931	427,955	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,601	558,725	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,050,456	570,227	480,229	04/06/24	4.82%	Fixed	$97,672	$97,672
Dayton Mall	OH	Dayton	100%	1,443,039	771,258	671,781	09/01/22	4.57%	Fixed	$80,746	$80,746
Edison Mall	FL	Fort Myers	100%	1,039,098	556,805	482,293
Grand Central Mall	WV	Parkersburg	100%	740,341	733,833	6,508	07/06/20	6.05%	Fixed	$39,804	$39,804
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,226,145	634,458	591,687
Indian Mound Mall	OH	Newark	100%	556,746	384,085	172,661
Irving Mall	TX	Irving (Dallas)	100%	1,052,013	488,468	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	579,984	414,292	165,692
Lima Mall	OH	Lima	100%	744,022	544,200	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,847	422,846	1	04/01/21	4.26%	Fixed	$48,919	$48,919
Lindale Mall	IA	Cedar Rapids	100%	723,666	476,836	246,830
Longview Mall	TX	Longview	100%	653,171	347,074	306,097
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,042,699	861,215	181,484
Mall at Johnson City, The	TN	Johnson City	51%	567,908	567,908	0	05/06/20	6.76%	Fixed	$49,280	$25,133
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	905,960	323,480	582,480
Markland Mall	IN	Kokomo	100%	332,241	328,761	3,480
Melbourne Square	FL	Melbourne	100%	723,804	419,894	303,910
Mesa Mall	CO	Grand Junction	100%	873,461	430,757	442,704
Morgantown Mall	WV	Morgantown	100%	555,350	555,350	0
Muncie Mall	IN	Muncie	100%	641,821	387,995	253,826	04/01/21	4.19%	Fixed	$34,116	$34,116
New Towne Mall	OH	New Philadelphia	100%	506,614	506,614	0
Northtown Mall	MN	Blaine	100%	644,735	644,735	0
Northwoods Mall	IL	Peoria	100%	649,638	337,509	312,129
Oak Court Mall	TN	Memphis	100%	847,548	361,731	485,817	04/01/21	4.76%	Fixed	$37,178	$37,178
Oklahoma City Properties	OK	Oklahoma City	51%	310,301	308,055	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	4.06%	Variable	$13,056	$6,659
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,587	556,407	403,180
Outlet Collection | Seattle, The	WA	Seattle	100%	923,131	923,131	0
Paddock Mall	FL	Ocala	100%	548,147	317,590	230,557
Pearlridge Center	HI	Aiea	51%	1,296,956	1,243,679	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$43,200	$22,032
Polaris Fashion Place	OH	Columbus	51%	1,571,244	933,729	637,515	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	777,246	493,037	284,209	11/01/20	5.30%	Fixed	$42,436	$42,436
Rolling Oaks Mall	TX	San Antonio	100%	883,336	287,028	596,308
Rushmore Mall (4)(5)(6)	SD	Rapid City	100%	831,041	754,565	76,476	02/01/19	9.79%	Fixed	$94,000	$94,000

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	725,716	725,716	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center	FL	Sanford (Orlando)	22%	1,109,950	596,659	513,291	05/06/21	5.97%	Fixed	$53,867	$12,055
Southern Hills Mall	IA	Sioux City	100%	794,010	672,670	121,340
Southern Park Mall	OH	Youngstown	100%	1,202,774	1,007,210	195,564
Southgate Mall	MT	Missoula	100%	630,691	436,158	194,533	09/27/23	4.48%	Fixed	$35,000	$35,000
Sunland Park Mall	TX	El Paso	100%	927,455	332,518	594,937
Town Center at Aurora	CO	Aurora (Denver)	100%	1,080,994	494,496	586,498	04/01/21	4.19%	Fixed	$52,500	$52,500
Town Center Crossing & Plaza	KS	Leawood	51%	670,455	533,894	136,561	02/01/27	4.25%	Fixed	$33,849	$17,263
							02/01/27	5.00%	Fixed	$68,366	$34,867
Towne West Square (4)(5)	KS	Wichita	100%	898,662	402,128	496,534	06/01/21	5.61%	Fixed	$45,509	$45,509
Waterford Lakes Town Center	FL	Orlando	100%	965,393	690,893	274,500
Weberstown Mall	CA	Stockton	100%	859,071	264,251	594,820	06/08/21	3.85%	Variable	$65,000	$65,000
West Ridge Mall (4)	KS	Topeka	100%	1,013,982	409,871	604,111	03/06/24	4.84%	Fixed	$40,138	$40,138
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,891	444,199	772,692	04/01/24	4.65%	Fixed	$78,888	$78,888
WestShore Plaza	FL	Tampa	100%	1,075,486	847,024	228,462
Enclosed Retail Properties Total				45,283,515	29,240,245	16,043,270				$2,048,878	$1,502,267

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	697,088	385,543	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,238	$5,238
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	279,581	128,972	150,609
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	250,704	226,907	23,797	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,908	44,088	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	364,469	185,469	179,000
Forest Plaza	IL	Rockford	100%	433,718	413,421	20,297	10/10/19	7.50%	Fixed	$15,716	$15,716
Gaitway Plaza (3)	FL	Ocala	99%	196,812	196,012	800
Gateway Centers	TX	Austin	51%	513,987	404,984	109,003	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,369	309,116	58,253
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,229	355,792	30,437	10/10/19	7.50%	Fixed	$14,723	$14,723
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	139,520	139,520	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$22,337	$22,337
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$6,121	$6,121

SUPPLEMENTAL INFORMATION | 19

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
North Ridge Shopping Center	NC	Raleigh	100%	171,489	166,089	5,400	12/01/22	3.41%	Fixed	$11,828	$11,828
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	384,544	384,544	0	08/01/21	5.49%	Fixed	$34,289	$17,487
Plaza at Buckland Hills, The	CT	Manchester	100%	321,652	210,753	110,899
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	239,050	229,162	9,888
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	306,436	73,154	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	186,283	175,330	10,953
Shops at Arbor Walk, The	TX	Austin	51%	309,064	280,315	28,749	08/01/21	5.49%	Fixed	$38,753	$19,764
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,653	329,811	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	517,948	290,009	227,939
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	253,086	98,593	154,493	03/06/24	4.84%	Fixed	$10,034	$10,034
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	383,220	234,602	148,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	398,077	241,731	156,346	10/10/19	7.50%	Fixed	$12,242	$12,242
Whitehall Mall (8)	PA	Whitehall	100%	603,475	588,601	14,874	11/01/18	7.00%	Fixed	$8,338	$8,338
Wolf Ranch	TX	Georgetown (Austin)	100%	632,258	420,072	212,186
Open Air Properties Total				14,567,885	9,973,435	4,594,450				$308,119	$217,203

Total				59,851,400	39,213,680	20,637,720				$2,356,997	$1,719,470	(7)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives substantially all economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) Noncore property.
(5) While the Company still owns the property, the special servicer has transferred management to a third party during the third quarter of 2018. Accordingly, operating metrics are excluded for these properties.

(6) Rushmore Mall is using the default rate for the interest rate on the mortgage loan. On October 23, 2018, this property was transitioned to the lender pursuant to terms of a deed-in-lieu of foreclosure agreement.

(7) Our share of the joint venture debt excludes the $2.1 million indirect 12.5% ownership interest in another real estate project.
(8) Loan was repaid on October 2, 2018.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 22 and 23 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2018
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$20,536	$61,108
Overage rent	530	1,421
Tenant reimbursements	8,973	24,870
Other income	301	2,128
Total revenues	30,340	89,527

Expenses:
Property operating	(5,968)	(17,800)
Real estate taxes	(3,647)	(10,782)
Advertising and promotion	(267)	(940)
Total recoverable expenses	(9,882)	(29,522)
Depreciation and amortization	(12,953)	(36,328)
Provision for credit losses	(71)	(514)
General and administrative	(67)	(67)
Ground rent	(1,548)	(4,690)
Total operating expenses	(24,521)	(71,121)

Operating Income	5,819	18,406

Interest expense, net	(6,131)	(18,355)
Loss from sale of property	(238)	(238)
Income and other taxes	(27)	(123)
Loss from unconsolidated entities, net	$(577)	$(310)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

September 30, 2018 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,170,800
Construction in progress	22,905
1,193,705
Less: accumulated depreciation	193,612
1,000,093

Cash and cash equivalents	23,151
Tenant receivables and accrued revenue, net (see below)	14,833
Deferred costs and other assets (see below)	78,201
Total assets	$1,116,278

Liabilities and members' equity:
Mortgage notes payable	$637,226
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	72,916
Total liabilities	710,142
Members' equity	406,136
Total liabilities and members' equity	$1,116,278

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable	$9,262
Tenant receivable	5,282
Allowance for doubtful accounts, net	(1,154)
Unbilled receivables and other	1,443
Total	$14,833

Deferred costs and other assets:
Deferred leasing, net	$14,645
In place lease intangibles, net	24,725
Acquired above market lease intangibles, net	23,789
Mortgage and other escrow deposits	11,465
Prepaids, notes receivable and other assets, net	3,577
Total	$78,201

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$29,303
Below market leases, net	30,536
Other	13,077
Total	$72,916

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 23

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 24